Exhibit 10.37
Aurora Gold Corporation

2007 Incentive Stock Option Plan
1. Purposes of the Plan.

The purposes of the Aurora Gold Corporation 2007 Incentive Stock Option Plan (the “Plan) are to (i) attract and retain the best available personnel for positions of responsibility within Aurora Gold Corporation (the “Company”), (ii) provide incentives, in the form of Options (as hereinafter defined) to Advisors, Directors, Employees, and Consultants (as each such term is hereinafter defined) of the Company, (iii) provide Advisors, Directors,  Employees, and Consultants of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company, and to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company’s business and increases in stockholder value, and (iv) generally to promote the success of the Company’s business and the interests of the Company and all of its stockholders, through the grant of such Options.

2. Definitions.

As used herein, the following definitions shall apply:

 “Board” shall mean the Board of Directors of the Company.

 “Change of Control” means a change in ownership or control of the Company effected through any of the following transactions:

(a) the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders, or other transaction, in each case which the Board does not recommend such stockholders to accept; or

(b) a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or (c) a Corporate Transaction as defined below.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

“Committee” shall mean the Committee, if any, appointed by the Board in accordance with Section 4.1 of the Plan, if one is appointed.

“Company” shall mean Aurora Gold Corporation, a Delaware corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

“Consultants” and “Advisors” shall include any third party (and/or employees or principals thereof) retained or engaged by the Company to provide ongoing consulting services to the Company pursuant to a written contract, including any consulting company wholly owned by such person; provided that such consultant: (a) possess technical, business, management, or legal expertise of value to the Company or an affiliate; (b) spends a significant amount of time and attention on the business and affairs of the Company; and (c) has a relationship with the Company or an affiliate that enables the individual to have knowledge concerning the business and affairs of the Company.

“Corporate Transaction” means any of the following stockholder-approved transactions to which the Company is a party:

(a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

(c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

“Date of Grant” means the date specified by the Board or the Committee on which a grant of Options shall become effective.

“Disability” shall mean the inability of an Optionee to perform his or her duties and responsibilities for a period of 60 consecutive days or an aggregate period of 120 days in any two year period.

“Director” shall mean a member of the Board.

“Effective Date” shall have the meaning ascribed thereto in Section 6.

“Employee” shall mean any employee or Officer of the Company. For purposes of Section 7 hereof, the term “Employee” shall also include Advisers, Directors, Consultants and Advisors.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, with respect to the date a given Option is granted or exercised, the value of the Shares determined by the Board or the Committee in such manner as it may deem equitable for Plan purposes, but no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Shares, the Fair Market Value per share shall be the average of the closing bid and asked prices of the Shares on the Date of Grant, as reported by Bloomberg, L.P. (“Bloomberg”), (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System—Small Cap or National Markets or the National Association of Security Dealers Over the Counter Bulletin Board).

“Non-Employee Directors” shall have the meaning ascribed thereto in Rule 16b-3.

“Non-qualified Stock Option” means an Option that is not intended to qualify as a Tax-qualified Option (as defined in the Code) and granted pursuant to the Plan.

“Officer” shall mean any officer of the Company.

“Option” means the right to purchase Shares from the Company upon the exercise of a Non-qualified Stock Option or a Tax-qualified Option granted pursuant to this Plan.

“Option Agreement” shall mean the written agreement between the Company and the Participant relating to Options granted under this Plan.

“Option Price” means the purchase price payable upon the exercise of an Option.

“Optioned Stock” shall mean the Shares subject to an Option.

“Option Term” shall have the meaning ascribed to it in Section 7.3.

“Optionee” shall mean an Employee, Director, Consultant or Advisor of the Company who has been granted one or more Options.

“Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means a person who is selected by the Board or a Committee to receive benefits under this Plan and (i) is at that time an Advisor Employee, Officer, Director, or Consultant, to the Company, or (ii) has agreed to commence serving in any such capacity.

“Plan” shall mean this Aurora Gold Corporation 2007 Incentive Plan, as amended from time to time in accordance with the terms hereof.

“Relationship Status” means a Participant’s status as an Advisor, Consultant, Director or Employee of the Company.

“Rule 16b-3” means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

“Securities Act” shall mean the United States Securities Act of 1933, as amended.

“Section 409A” shall have the meaning ascribed thereto in Section 14.15.

“Shares” shall mean (i) shares of the Common Stock, $.001 par value, of the Company described in the Company’s Certificate of Incorporation, as the same may be further amended or restated from time to time, and (ii) any security into which shares of the Common Stock may be converted by reason of any transaction or event of the type referred to in Section 8 of this Plan, in each case as the same may be adjusted pursuant to Section 8 of this Plan.

“Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Tax Date” shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option.

“Tax-qualified Option” shall mean an Option granted hereunder the terms of which are intended to qualify for tax treatment under specified provisions of the Code.

“Termination Date” shall have the meaning ascribed thereto in Section 11.

3. Shares Subject to the Plan.

Subject to the provisions of Section 8 of the Plan, the maximum aggregate number of Shares which may be optioned and sold or otherwise awarded under the Plan is ten percent (10%) of the total Shares outstanding from time to time, less the number of Shares underlying unexercised Options on the Effective Date. Any Shares available for grants and awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year. For the purposes of this Section 3:

3.1 Treatment of Shares Under an Expired Option. Upon expiration, forfeiture or cancellation of any Option granted under this Plan, or settlement of an Option in cash in lieu of Shares or in a manner such that all or some of the Shares covered by an Option are not issued to a Participant, any Shares that were covered by such Option shall again be available for issuance or transfer hereunder.

3.2 Treatment of Shares Under an Exercised Option. Shares covered by any Option granted under this Plan shall be deemed to have been issued, and shall cease to be available for future issuance in respect of any other Option granted hereunder, at the earlier of the time when they are actually issued upon exercise or the time when dividends or dividend equivalents are paid thereon.

4. Administration of the Plan.

4.1 Procedure.

(a)       The entire Board shall administer the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more “Non-Employee Directors” to administer the Plan on behalf of the Board, in accordance with Rule 16b-3.

(b)       Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person’s membership would cause the Committee not to satisfy the requirements of Rule 16b-3.

(c)       A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

(d) Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Section 4.

4.2 Power of the Board or the Committee.

(a) Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Options to Participants; (ii) to determine, upon review of relevant information and in accordance with Section 2 of the Plan, the Fair Market Value of the Shares; (iii) to determine the Option Price per share of Options to be granted, which Option Price shall be determined in accordance with Section 7.4 of the Plan; (iv) to determine the number of Shares to be represented by each Option; (v) to determine the Participants to whom, and the time or times at which, Options and Cash Awards shall be granted; (vi) to interpret the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend such Option; (ix) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (xi) to accept or reject the election made by an Optionee pursuant to Section 7.5 of the Plan; (xii) to impose such additional conditions, as it deems advisable, as to the vesting and exercise of any Options granted pursuant to the Plan, including, but not limited to, performance criteria, and (xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(b) The Board or a Committee may delegate to an Officer of the Company the authority to make decisions pursuant to this Plan, provided that no such delegation may be made that would cause any award or other transaction under the Plan to cease to be exempt from Section 16(b) of the Exchange Act. A Committee may authorize any one or more of its members or any Officer of the Company to execute and deliver documents on behalf of the Committee.

4.3 Effect of Board or Committee Decisions. All decisions and determinations and the interpretation and construction by the Board or a Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Options or Cash Awards and any determination by the Board or a Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final, binding and conclusive with respect to all Participants and/or Optionees and any other holders of any Option granted under the Plan. No member of the Board or a Committee shall be liable for any such action taken or determination made in good faith.

5. Eligibility.

Consistent with the Plan’s purposes, Options and Cash Awards may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board or a Committee. Subject to the terms of the Plan, a Director, Officer, Employee, Consultant or Advisor who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option. Tax-qualified Options may be granted only to those Participants who meet the requirements applicable under Section 422 of the Code. Qualified Cash Awards may be granted only to such Employees of the Company as determined by the Board or a Committee.

6. Board Approval; Effective Date.

Subject to the approval of the Company’s stockholders at the 2007 Annual Meeting of Stockholders, the Plan, as amended and restated herein, shall take effect on June 1, 2007 (the “Effective Date”). No Option may be granted after the Termination Date as hereinafter defined.

7. Options.

The Board or the Committee may from time to time authorize grants to Participants of Options to purchase Shares upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

7.1  Options to be Granted; Terms.

(a) Options granted pursuant to this Section 7 may be Non-qualified Stock Options, Tax-qualified Options, or combinations of both. The Board or the Committee shall determine the specific terms of Options.

(b) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the Optionee by the Company or any Subsidiary, or such other conditions as the Board or the Committee may provide, that are necessary before the Options or instalments thereof shall become exercisable.

(c) The granting of Tax-qualified Options to Participants who directly or indirectly beneficially own 10% or more of the Company’s issued and outstanding Shares or who is an affiliate of such person must be approved by the requisite vote of stockholders in accordance with applicable securities and tax regulatory requirements.

7.2  Number of Shares Subject to Options; Maximum Limit. Each grant shall specify the number of Shares to which it pertains. Successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised. Notwithstanding anything to the contrary contained in the Plan, no Participant may be granted, during any calendar year, Options that are exercisable for more than 1,000,000 Shares.

7.3  Term of Option; Earlier Termination. The term (the “Option Term”) of each Option shall not exceed ten (10) years from the Date of Grant, provided that no grant shall be effective until the Company and the Participant have executed and delivered an Option Agreement. In the case of a Tax-qualified Option granted to a Participant who, at the time the Tax-qualified Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code (“Ten Percent Stockholder”), the term of the Tax-qualified Option shall be five (5) years from the Date of Grant thereof or such shorter time as may be provided in the Option Agreement.

7.4  Exercise Price.

(a) Each grant shall specify an Option Price per Share for the Shares to be issued pursuant to exercise of an Option, which shall be determined by the Board or the Committee and shall be no less than the Fair Market Value per Share on the Date of Grant. Notwithstanding the foregoing, in the case of a Tax-qualified Option granted to a Participant who, at the time of the grant of such Tax-qualified Option, is a Ten Percent Stockholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Date of Grant.

(b) With respect to Tax-qualified Options, the aggregate Fair Market Value (determined as of the respective Date or Dates of Grant) of Shares for which one or more options granted to any Optionee under this Plan may for the first time become exercisable as Tax-qualified Options under the federal tax laws during any one calendar year (under all employee benefit plans of the Company) shall not exceed $100,000. To the extent that the Optionee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Tax-qualified Options shall be applied on the basis of the order in which such options are granted. Should the number of Shares for which any Tax-qualified Option first becomes exercisable in any calendar year exceed the applicable $100,000 limitation, then that Option may nevertheless be exercised in such calendar year for the excess number of Shares as a Non-qualified Stock Option under the applicable federal tax laws.

7.5 Payment for Shares.   The Option Price of an exercised Option and any taxes attributable to the delivery of Shares under the Plan or portion thereof, shall be paid as follows:

(a) Forms of Payment. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of United States currency or check or other cash equivalent acceptable to the Company, (ii) non-forfeitable, unrestricted Shares, which are already owned by the Optionee, (iii) any other legal consideration that the Board or the Committee may deem appropriate, including without limitation any form of consideration authorized pursuant to this Section 7 on such basis as the Board or the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

(b) Deferred Payment. Any grant may allow for deferred payment of the Option Price through a sale and remittance procedure by which an Optionee shall provide concurrent irrevocable written instructions to (i) a Company-designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased Shares, and (ii) the Company to deliver the certificates for the purchased Shares directly to such brokerage firm to complete the sale transaction.

(c) Tender of Shares. The Board or Committee shall determine acceptable methods for tendering Shares as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

7.6 Rights as a Stockholder.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of an Option. No adjustment will be made for a dividend or the right thereto for which the record date is prior to the date the stock certificate is issued, except as provided in Section 8 of the Plan.

7.7 Exercise of Option.

(a) Procedure for Exercise.

(i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part.

(ii) An Option shall be deemed to be exercised on the date the Company receives the proceeds of a sale of Shares in connection with a broker-assisted exercise pursuant to Section 7.5 hereof, or otherwise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7.5 of the Plan.

(iii) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Optionee’s Relationship Status. Unless otherwise provided in an Option Agreement, if a Participant’s Relationship Status is terminated by the Company, for cause, then the Option, to the extent not exercised, shall terminate on the date on which the Optionee receives notice that his Relationship Status has been terminated by the Company. If the termination of an Optionee’s Relationship Status is voluntary, without cause, or occurs due to retirement with the consent of the Board, then Optionee may after the date such termination, exercise his or her Option at any time within one (1) month after the date his Relationship Status is terminated, but only to the extent that he was entitled to exercise it on the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

(c) Disability. Unless otherwise provided in the Option Agreement, notwithstanding the provisions of Section 7.7(b) above, in the event an Optionee is unable to continue his or her Relationship Status with the Company as a result of his or her disability, the Optionee may exercise his Option at any time within one (1) month after the date of termination, but only to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

(d) Death. Unless otherwise provided in the Option Agreement, notwithstanding the provisions of Section 7.7(b) above, if an Optionee dies during the term of the Option and at the time of his death his Relationship Status had not been otherwise terminated, the Option may be exercised at any time within one (1) month following the date of death by the Optionee’s executor or other legal representative or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death, or if the Optionee’s estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

7.8  Incentive Stock Options—Disposition of Shares. In the case of an Incentive Stock Option, a Participant who disposes of Common Stock acquired upon exercise of such Incentive Stock Option by sale or exchange (i) within two (2) years after the Date of Grant of the Option, or (ii) within one (1) year after the exercise of the Option, shall notify the Company of such disposition and the amount realized upon such disposition.

7.9 Option Agreement. Each grant of an Option shall be evidenced by an Option Agreement, which shall be executed on behalf of the Company by any Officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

8. Adjustments Upon Changes in Capitalization or Merger.

Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the maximum number of Options that any one Participant may be granted in a calendar year, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as Shares covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number Shares subject to an Option or the Option Price thereof.

In the event of the proposed dissolution or liquidation of the Company, all Options will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each holder the right to exercise his or her Option as to all or any part thereof, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option as to all of the Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option), and the Option will terminate upon the expiration of such period.

9. Transferability.

Except to the extent otherwise expressly provided in the Plan or an Option Agreement, the right to acquire Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by an Optionee and any attempt by an Optionee to do so will be null and void. Subject to the approval of the Committee, in its sole discretion, an Option may be transferred by the Optionee to (i) the children or grandchildren of the Optionee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members or (iii) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests. Except as provided in the preceding sentence, transfers of Options shall be prohibited except pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder or equivalent laws of the Optionee’s jurisdiction of residence, or by will or the laws of descent and distribution. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided herein, the term Optionee shall be deemed to refer to the transferee. Following the death of the Optionee, only the Optionee’s executor or the personal representative of the Optionee’s estate (or by the Optionee’s transferee, in the event of a permitted transfer) may exercise the Option, and only to the extent that the Option was exercisable on the date of the Optionee’s death.

10. Time of Granting of Options.

The Date of Grant of an Option shall, for all purposes, be the date on which the Board or Committee makes the determination granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

11. Amendment and Termination of the Plan.

11.1 The Board may amend Plan from time to time in such respects as the Board may deem advisable or otherwise terminate the Plan.

11.2 Any such amendment or termination of the Plan shall not affect Options or Cash Awards already granted and such awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

11.3 Notwithstanding the foregoing, this Plan shall terminate upon the earlier of (i) May 31, 2017 or such earlier date as the Board shall determine, or (ii) the date on which all Options available for issuance in the last year of the Plan shall have been granted and have been fully exercised (the “Termination Date”). Upon termination of the Plan, no further Options or Cash Awards may be granted pursuant to the Plan, but all such awards granted prior thereto and still outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the applicable award agreement evidencing such award.

12. Withholding Taxes.

The Company is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by an Optionee or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Optionee or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board or the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Shares. The Company and any Optionee or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

13. Corporate Transaction or Change of Control.

The Board or the Committee shall have the right in its sole discretion to include with respect to any award granted to a Participant hereunder provisions accelerating the benefits of the award in the event of a Corporate Transaction or Change of Control, which acceleration rights may be granted in connection with an award pursuant to the agreement evidencing the same or at any time after an award has been granted to a Participant.

14. Miscellaneous Provisions.

14.1 Plan Expense. Any expenses of administering this Plan shall be borne by the Company.

14.2 Construction of Plan. The place of administration of the Plan shall be in Coolum Beach, Queensland, Australia or such other cities as the Board of Directors may designate, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Delaware and the laws of the United States of America applicable therein without regard to conflict of law principles and, where applicable, in accordance with the Code.

14.3 Other Compensation. The Board or the Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

14.4 Continuation of Employment or Services. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant’s employment or other service at any time. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its Employees.

14.5 Certain Terminations of Employment or Consulting Services, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances identified by the Board or the Committee, of a Participant who holds an award that is not immediately and fully vested and/or exercisable, the Board or the Committee may take any action that it deems to be equitable under the circumstances or in the best interest of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

14.6 Binding Effect. The provisions of the Plan and the applicable award agreements shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Participants, their legal representatives, their heirs or legacies and their permitted assignees.

14.7 Exchange Act Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Board or the Committee fails to so comply, they shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee.

14.8 Conditions upon Issuance of Shares.

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the, applicable securities regulations in an other jurisdiction (including, but not limited to, the jurisdiction in which an Optionee resides), and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(a) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

(b) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.9 Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Board or the Committee may provide for the elimination of fractions or for the settlement thereof in cash.

14.10 Reservation of Shares. The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

14.11 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board and of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Cash Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member or Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member or Committee member undertakes to handle and defend it on his own behalf

14.12 Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

14.13 Use of Proceeds. Any cash proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

14.14 Regulatory Approvals.

(a)       The implementation of the Plan, the granting of any awards under the Plan and the issuance of any Shares shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it and the Shares issued pursuant to it.

(b)       No Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal, provincial and applicable foreign securities laws. Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Exchanges, the Board or the Committee, as the case may be, in their sole discretion, determine to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements  of the Securities Act or to implement the provisions of any requirements of the Securities Act or to implement the provisions of any agreements between Company and the Eligible Participant with respect to such Shares or to comply with the requirements of the Exchanges.

14.15 Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if any Plan provision or award under the Plan would result in the imposition of an applicable tax under Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”), that Plan provision or award will be reformed to avoid imposition of the applicable tax and no action taken to comply with Section 409A shall be deemed to adversely affect the Participant’s rights to an award.

14.16 Other Tax Matters. Reference herein to the Code and any described tax consequences related to the Plan or the granting or exercise of an award hereunder pertain only to those persons (including the Company) subject to the tax laws of the United States of America or any state or territory thereof.